UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Free Short-Intermediate Fund	February 28, 2021
PRFSX	Investor Class
PATIX	Advisor Class
TTSIX	I Class

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	Overcoming bouts of volatility, the broad municipal bond market produced modest positive returns for the 12 months ended February 28, 2021. In the tax-exempt money market, yields were very low due to Federal Reserve policy actions and other technical factors.

■	In this environment, T. Rowe Price’s Tax-Free Funds produced positive returns and delivered mixed results versus their respective Bloomberg Barclays benchmarks and Lipper peer group averages.

■	We continue to favor revenue-backed debt over general obligation bonds due to our longer-term concerns about the unfunded retirement liabilities many state and local governments face.

■	However, we believe that the overall asset class remains high quality and that direct federal aid to states and localities will add support to near-term fundamental conditions.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during your fund’s fiscal year, the 12-month period ended February 28, 2021. After the spread of the coronavirus caused a steep sell-off at the start of the period, extraordinary fiscal and monetary support from global governments and central banks helped spur a rebound, and the emergence of vaccines later in 2020 provided hope that the end of the pandemic was in sight.

The Federal Reserve played a key role in setting the stage for a recovery. In March, the central bank quickly cut interest rates to near zero and began purchasing massive amounts of government, mortgage-backed, and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. In addition, the federal government has provided over $3 trillion in coronavirus relief, and Congress appeared poised to pass another $1.9 trillion aid package as the period was coming to an end.

The economy began to grow again by the second half of the year, marking one of the fastest recoveries on record. Although unemployment has remained elevated, recent economic data have been more encouraging. Retail sales for January exceeded expectations, jumping 5.3%, helped by a 10% increase in personal income that was bolstered by direct payments to individuals as part of the late-December stimulus package. Durable goods orders were better than expected, and the housing market also remained strong.

While consumer inflation remained muted, some investors became concerned that stronger growth and additional fiscal stimulus could spark higher inflation. As a result, bond yields rose and stocks pulled back at the end of the period.

Despite the stumble at the end of February, U.S. equities produced remarkable gains over the period. The small-cap Russell 2000 Index and the technology-heavy Nasdaq Composite Index both advanced more than 50% over the 12 months, while the large-cap S&P 500 Index was up over 30%. Within the S&P 500, information technology and consumer discretionary shares led the way.

Corporate earnings were resilient during the period. According to FactSet, overall earnings for the S&P 500 in the fourth quarter rose nearly 4% versus the year before—a large upward revision from the more than 9% decline analysts expected before earnings reporting season began. Price-to-earnings ratios remained well above longer-term averages, however.

Within the fixed income universe, Treasuries recorded negative results overall as concerns about a pickup in inflation caused intermediate- and longer-term yields to jump from the record lows they reached early in the pandemic. However, most bond sectors produced positive returns over the 12 months. Corporate debt outperformed, and the market easily absorbed a torrent of new issuance as solid corporate earnings provided fundamental support. Municipal bonds experienced unprecedented volatility at the start of the period, but munis benefited from federal aid, and state tax revenues held up far better than many expected.

As we look ahead, the widespread rollout of coronavirus vaccines provides hope for a return to normal, and very supportive monetary and fiscal policies, along with pent-up consumer demand, could provide support for additional market gains. However, we are aware that there are risks as well as opportunities in this environment. There are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and the frothy prices recorded by some initial public offerings.

While valuations are still attractive in some areas, many sectors are trading at elevated levels, and a meaningful increase in inflation could result in a regime change in financial markets. We believe that strong fundamental analysis and skilled active security selection will remain a critical component of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Exempt Money Fund returned 0.19% for the 12 months ended February 28, 2021, compared with 0.31% for the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The initial shock of the coronavirus led to brief bouts of illiquidity in fixed income markets, causing a temporary spike in municipal money market rates at the start of the period. In response to turmoil in the economy and financial markets, the Federal Reserve (Fed) cut its policy interest rate to near 0% in March 2020 and, among a range of additional policy interventions, implemented a special-purpose facility to relieve stress in the tax-exempt market. The Fed’s actions and other technical factors helped drive municipal money market yields to ultralow levels over the remainder of the period.

Relatedly, yields on seven-day municipal securities—which jumped from 1.14% at the start of the period to 4.39% at the end of March 2020—plunged to 0.03% by the end of February 2021. Longer-term rates declined by approximately 0.78% over the 12 months, with one-year tax-exempt securities yielding roughly 0.16% at the end of the period. Variable rate yields also declined, averaging 0.09% since the fund’s semiannual report, compared with 0.70% during the prior six months.

Although we were able to take advantage of the temporary spike in yields at the start of the period, the ensuing market environment limited the fund’s return potential. Yields on short-term municipal securities continued to be hampered by a lack of tax-exempt supply, which was exacerbated by the prevalence of taxable debt issuance in the municipal market. In addition, healthy demand for short-term securities from municipal bond portfolios—due to robust cash flows into bond funds and separately managed accounts—exerted downward pressure on yields.

How is the fund positioned?

Variable rate demand notes (VRDNs) composed the fund’s largest allocation, totaling 56% of its net assets as of February 28, 2021. However, this position represented a slight underweight relative to peers. Due to their comparatively higher yields than VRDNs, we favored longer-dated fixed rate notes and bonds as well as commercial paper with maturities out to 90 days.

The fund’s weighted average maturity (WAM) increased from 31 days to 36 days over the past 12 months, concluding the period slightly longer than that of its peer group. As opportunities among longer-maturity money market securities arise, we will look to further extend the fund’s WAM.

Overall, however, we maintained an overweight exposure to the shorter end of the yield curve. We believed this positioning would provide us with greater flexibility to respond to changes in the interest rate outlook or adjustments in supply and demand dynamics, such as an uptick in tax-exempt issuance or a reversal of cash flows.

Consistent with the fund’s objective, we continued to rely on our fundamental credit research process when selecting individual securities. Within the revenue-backed health care space, which remained the fund’s largest sector allocation, we held prominent positions in Yale New Haven Health Obligated Group (Connecticut) and Trinity Health Corporation. Within the general obligation (GO) sector, we maintained a strong preference for highly rated issuers. Notable general obligation purchases during the period included VRDNs issued by the State of Texas for the Veterans Housing Assistance Fund. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

We expect the Fed to maintain an accommodative stance for several years given continuing concerns about the pandemic’s longer-term impact on the economy. We also believe supply and demand imbalances could continue to limit yield increases in the municipal money market.

As a result of these factors, we are pursuing a strategy that will allow the fund to quickly respond to a change in interest rate sentiment, an increase in issuance, or changing patterns of cash flows into or out of the muni money market. We believe the fund’s positioning in VRDNs and commercial paper is appropriate in this environment.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Short-Intermediate Fund returned 1.82% for the 12-month period ended February 28, 2021. The fund outperformed its benchmark, the Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index, and its Lipper peer group average. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Robust demand supported the broad municipal market and helped push tax-exempt bond yields to record lows in early February 2021. However, the reporting period was bookended by heightened volatility and related pricing pressures—especially at the outset of the coronavirus pandemic—that dulled returns. Total municipal issuance increased since the fund’s prior fiscal year, yet this was mostly due to a rise in taxable borrowing, as issuers’ ability to advance refund their debt on a tax-advantaged basis remained prohibited by tax law changes in 2017. Consequently, the supply of tax-exempt bonds was modest, further aiding the market’s technical conditions.

In this environment, yield curve management was the main driver of the fund’s relative outperformance. Although the fund’s duration—a key measure of its interest rate sensitivity—was slightly shorter than the benchmark’s duration as of February 28, 2021, the portfolio maintained a modestly longer position during most of the period, which aided performance as yields declined on average. However, our positioning along the yield curve weighed modestly on performance. The fund held an overweight to bonds with 10-year maturities and an underweight to those with two-year maturities. This hindered results because longer-term yields rose and shorter-term yields declined over the period, resulting in a steeper yield curve.

Security selection also benefited relative returns. Within revenue-backed debt, our selections of industrial revenue/pollution control and special tax revenue bonds contributed to performance. In the general obligation (GO) sector, our tactical selections of lower-quality state issuers also added value as low-rated bonds rallied later in the period. Asset allocation among revenue-backed subsectors further supported excess returns. Most notably, our strategic overweight exposures to health care and transportation revenue bonds benefited relative performance, as did our underweight to the water and sewer subsector.

How is the fund positioned?

The fund’s weighted average duration decreased from 2.48 years to 2.41 years over the period. We kept its duration within a generally close range of its benchmark, consistent with our preference for avoiding large bets on potential interest rate changes. Earlier in the period, we sought to take advantage of attractive valuations in lower-quality intermediate- and long-dated credits through sales of high-grade, short-maturity prerefunded bonds. Taken together, these actions naturally extended the fund’s duration. However, after yields markedly declined, we allowed its duration to decrease toward the end of the period and, as noted previously, the fund finished its fiscal year with a shorter duration posture versus the benchmark.

In terms of sector allocations, we continue to favor revenue-backed bonds from issuers with strong balance sheets and healthy liquidity metrics, especially those from the transportation and health care revenue subsectors. These areas of the market typically offer above-average yields and are largely insulated from the unfunded liabilities many traditional state and local government issuers face. In addition, we believe that the transportation and health care subsectors provide ample opportunities for us to apply our rigorous credit research process to uncover bonds that, in our view, have been overlooked or undervalued by market participants.

Although the initial outbreak of the coronavirus in the U.S. and corresponding lockdown measures weighed heavily on the performance of transportation and health care revenue bonds early in the period, strengthening economic activity and generally solid fundamental factors helped enable a strong rally for the subsectors. Furthermore, we believe that their long-term outlooks—particularly the toll road, major airport, and large hospital segments—remain generally favorable.

During the period, notable investments in large nonprofit hospital networks included Illinois Finance Authority revenue bonds issued for OSF Healthcare System. In the transportation subsector, we saw attractive valuations in select large-hub airports—namely, those that we believe are essential to their respective regional economies and have robust cash balances to withstand periods of significant travel declines. To that end, we added revenue bonds from Metropolitan Washington Airports Authority (Washington, D.C.) and Hartsfield-Jackson Atlanta International Airport. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We remain cautious on the GO sector due to the substantial pension and other post-employment benefit liabilities burdening many states and municipalities. Accordingly, we continued to concentrate our GO investments in higher-quality issuers, such as the State of California, whose tax collections have exceeded bleak forecasts at the start of the pandemic. Although we generally avoid obligors with beleaguered pension systems and low “rainy day” reserve balances, we also look for opportunities to initiate tactical positions in such names depending on relative valuations. After their credit spreads widened to levels not seen in several years, we increased our exposure to GO debt from the State of New Jersey and the State of Illinois, as we felt comfortable investing in their bonds with shorter maturities. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.)

The fund’s weighted average credit quality was unchanged over the period. As shown in the Credit Quality Diversification pie chart, at the end of February 2021, approximately 56% of the fund’s assets were invested in bonds within the two highest credit rating categories (AAA and AA). In terms of relative value, we continue to believe that the A and BBB ratings segments—which represented a meaningful share of the fund’s holdings—typically offer the most attractive opportunities to earn incremental risk-adjusted yield. We also maintained a small allocation in non-investment-grade bonds (rated BB or lower) to enhance the fund’s yield profile, as well as modest exposure to unrated bonds.

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain in place despite waning slightly amid rate volatility and expectations for increased supply this spring.

Overall fundamental credit conditions remain solid, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face fiscal stress balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act of 2021 will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

Nevertheless, due to its underlying credit strength, we anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our clients navigate the market environment.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Income Fund returned 0.51% for the 12 months ended February 28, 2021. The fund underperformed the Bloomberg Barclays Municipal Bond Index, which gained 1.06%, and its Lipper peer group average, which returned 0.64%. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The broad municipal market was supported by robust demand and modest levels of tax-exempt issuance, which helped push tax-exempt bond yields to record lows in early February 2021. However, the reporting period was bookended by heightened volatility and related pricing pressures—especially at the outset of the coronavirus pandemic—that dulled returns.

In this environment, credit selection in the revenue sector drove the fund’s relative underperformance. Our selections in the health care, leasing, and transportation subsectors—which were hit hard by coronavirus-related economic pressures—hurt returns most significantly. However, this was partially offset by positive selections in the industrial revenue/pollution control and power subsectors. In the general obligation (GO) sector, our tactical selections of lower-quality state issuers added value as low-rated bonds rallied later in the period.

Asset allocation hindered relative returns, specifically our overweight to revenue bonds and underweight to GO debt, while yield curve management supported performance. The fund’s duration—a key measure of its interest rate sensitivity—was longer than that of the benchmark, thereby aiding relative returns as yields declined on average. However, our positioning along the yield curve detracted from results. The fund held an overweight to long-maturity bonds and an underweight to those maturing in five years or less. This hindered results because long-term rates rose and front-end rates declined over the period, resulting in a steeper yield curve.

How is the fund positioned?

The fund’s weighted average duration decreased from 4.97 years to 4.89 years during the past 12 months. Earlier in the period, we sought to take advantage of attractive valuations in lower-quality, long-dated credits through sales of high-grade prerefunded bonds with short maturities. Taken together, these actions naturally extended the fund’s duration. However, after yields markedly declined, we decreased the fund’s duration toward the end of the period, and the fund finished its fiscal year with a modestly longer duration posture versus the benchmark.

We continue to favor revenue-backed debt, which we believe provides ample opportunities for us to apply our rigorous credit research process to uncover bonds that, in our view, have been overlooked or undervalued by market participants. Within the sector, we upheld strategic overweight exposures to health care and transportation revenue bonds, which typically offer above-average yields and are largely insulated from the unfunded liabilities many traditional state and local government issuers face.

Although the initial outbreak of the coronavirus in the U.S. and corresponding lockdown measures weighed heavily on the performance of health care and transportation revenue bonds early in the period, strengthening economic activity and generally solid fundamental factors helped enable a strong rally for the subsectors. Furthermore, we believe that their long-term outlooks—particularly the toll road, major airport, and large hospital segments—remain generally favorable.

Our largest revenue-backed bond purchases during the period came from the leasing subsector. Most notably, we added lease revenue bonds issued by the Maryland Stadium Authority on behalf of the Baltimore City Schools Construction and Revitalization Program. We also purchased Buckeye Tobacco Settlement Financing Authority (Ohio) tobacco-securitized bonds at attractive pricing levels during the height of the market sell-off. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

From a longer-term perspective, we remain cautious on the GO sector due to the substantial pension and other post-employment benefit liabilities burdening many states and municipalities. Although we generally avoid obligors with beleaguered pension systems and low “rainy day” reserve balances, we also look for opportunities to initiate tactical positions in such names dependent on relative valuations. After their credit spreads widened to levels not seen in several years, we increased our exposure to GO debt from the State of New Jersey and the State of Illinois, as we felt comfortable investing in their bonds with shorter maturities. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) We also bought GO bonds from the Commonwealth of Puerto Rico, which extended their rally near the end of the period after creditors in the Puerto Rico bankruptcy case reached a tentative settlement.

The fund’s weighted average credit quality was unchanged over the past 12 months. As shown in the Credit Quality Diversification pie chart, at the end of February 2021, approximately 36% of the fund’s assets were invested in bonds within the two highest credit rating categories (AAA and AA). In terms of relative value, we continue to believe that the most attractive opportunities to earn incremental risk-adjusted yield exist among mid- to lower-rated investment-grade bonds, particularly those rated A—which represented our largest allocation—and BBB. For additional credit quality diversification and enhanced return potential, we also maintained a small position in non-investment-grade debt (rated BB or lower).

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain in place despite waning slightly amid rate volatility and expectations for increased supply this spring.

Overall fundamental credit conditions remain solid, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face fiscal stress balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act of 2021 will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

Nevertheless, due to its underlying credit strength, we anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our clients navigate the market environment.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free High Yield Fund returned 0.70% over the 12-month period and outperformed its Lipper peer group average, which returned 0.23%. However, the fund underperformed its benchmark, the Bloomberg Barclays 65% High-Grade/35% High-Yield Index, which gained 1.23%. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal market was supported by robust demand and modest levels of tax-exempt issuance, which helped push tax-exempt bond yields to record lows in early February 2021. However, the reporting period was bookended by heightened volatility and related pricing pressures—especially at the outset of the coronavirus pandemic—that dulled returns. Illiquidity-driven sell-offs in March and April 2020 hurt higher-yielding segments most significantly, yet these areas also led the market’s rebound over the remainder of the period.

In this environment, credit selection in the revenue-backed sector drove the fund’s relative underperformance versus the benchmark. Our selections in the health care subsector hurt returns most significantly, followed by the industrial revenue/pollution control (IDR/PCR) and transportation subsectors. However, this was partially offset by positive selections of power and water and sewer revenue bonds. Within the general obligation (GO) sector, our tactical selections of certain low-quality state bonds added value as lower-rated debt rallied strongly over the second half of the period.

Asset allocation among revenue-backed subsectors weighed on returns, largely due to our overweight to health care revenue bonds, while yield curve management benefited relative performance. On average, the fund’s duration—a key measure of its interest rate sensitivity—was longer than that of the benchmark, thereby aiding relative results as yields declined during the period. However, our positioning along the yield curve detracted from results. Specifically, the fund held an overweight to longer-dated bonds and an underweight to those maturing in five years or less. This hindered results because long-term rates rose and front-end rates declined over the period, resulting in a steeper yield curve.

How is the fund positioned?

The fund’s weighted average duration decreased from 4.89 years to 4.72 years over the past 12 months. Earlier in the period, we sought to take advantage of attractive valuations in lower-quality, longer-dated credits through sales of high-grade prerefunded bonds with short maturities. Taken together, these actions naturally extended the fund’s duration. However, after yields markedly declined, we allowed the fund’s duration to decrease toward the end of the period, and the fund finished its fiscal year with a modestly shorter duration posture versus the benchmark.

We maintained a strong preference for revenue-backed debt, which we believe provides ample opportunities to apply our rigorous credit research process to uncover bonds that, in our view, have been overlooked or undervalued by market participants. Within the sector, we upheld strategic overweight exposures to health care revenue bonds—including those from large hospital systems and nonprofit continuing care retirement communities—as well as IDR/PCR and transportation revenue bonds. These areas of the market typically offer above-average yields and are largely insulated from the unfunded liabilities many traditional state and local government issuers face.

Although the initial outbreak of the coronavirus in the U.S. and corresponding lockdown measures weighed heavily on health care, transportation, and corporate-backed IDR/PCR issuers early in the period, strengthening economic activity and generally solid fundamentals helped enable a strong rally for the subsectors. Notable purchases for the fund included Parish of St. James (Louisiana) IDR/PCR bonds issued for NuStar Logistics, L.P., and bonds issued by the Texas Municipal Gas Acquisition and Supply Corporation for Macquarie Group Limited. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continued to take a careful approach within the tobacco sector, where we purchased bonds from Buckeye Tobacco Settlement Financing Authority (Ohio). Despite exceeding projections during the pandemic, cigarette consumption still faces long-term headwinds from regulatory pressures and the wide availability of alternative tobacco products. Moreover, we believe that many tobacco-securitized deals are highly speculative in nature. At the same time, we see notable dispersion in the underlying credit conditions of tobacco issuers and maintain confidence investing in select tobacco bonds with sound credit metrics and solid deal structures. In addition, we believe that the technical environment will likely remain generally supportive of the sector over the near term, with low interest rates and strong demand for yield enabling many issuers to refinance their debt and extend maturities without impairment.

From a longer-term perspective, we also remained cautious on the GO sector due to the substantial pension and other post-employment benefit liabilities burdening many states and municipalities. Although we generally avoid obligors with beleaguered pension systems and low “rainy day” reserve balances, we also look for opportunities to initiate tactical positions in such names dependent on relative valuations. After their credit spreads widened to levels not seen in several years, we increased our exposure to GO debt from the State of Illinois and the State of New Jersey as we felt comfortable investing in their bonds with shorter maturities. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.) We also purchased Commonwealth of Puerto Rico GO bonds, which extended their rally near the end of the period after creditors in the Puerto Rico bankruptcy case reached a tentative settlement.

Within the broader Puerto Rico bond complex, we purchased bonds from the Puerto Rico Aqueduct and Sewer Authority, the Puerto Rico Sales Tax Financing Corporation, and, to a smaller degree, the Puerto Rico Electric Power Authority—all of which fared well during the period.

The fund’s weighted average credit quality was unchanged over the past 12 months. As shown in the Credit Quality Diversification pie chart, the BBB rated segment composed the fund’s largest allocation as of February 28, 2021. We also continued to hold meaningful exposure to non-investment-grade credits (rated BB or lower) for enhanced return potential and additional credit quality diversification, as well as an allocation to nonrated bonds.

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain in place despite waning slightly amid rate volatility and expectations for increased supply this spring.

Overall fundamental credit conditions remain solid, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face fiscal stress balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act of 2021 will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

Nevertheless, due to its underlying credit strength, we anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our clients navigate the market environment.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Intermediate Tax-Free High Yield Fund returned 0.60% for the 12 months ended February 28, 2021. The fund underperformed the Bloomberg Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index, but outperformed its peer group, the Lipper High Yield Municipal Debt Funds Average, which encompasses funds with various maturity and duration constraints. (Results for Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal market was supported by robust demand and modest levels of tax-exempt issuance, which helped push tax-exempt bond yields to record lows in early February 2021. However, the reporting period was bookended by heightened volatility and related pricing pressures—especially at the outset of the coronavirus pandemic—that dulled returns. Illiquidity-driven sell-offs in March and April 2020 hurt higher-yielding segments most significantly, yet these areas also led the market’s rebound over the remainder of the period.

In this environment, credit selection in revenue-backed debt was the main detractor from relative performance versus the benchmark, largely due to our selections of health care revenue bonds. Our investments in the industrial revenue/pollution control (IDR/PCR) and housing subsectors also weighed on results, although this was offset by positive selections of special tax, education, and leasing revenue bonds. Within the general obligation (GO) sector, tactical selections of certain low-quality state bonds added value as lower-rated debt rallied strongly over the second half of the period.

Asset allocation modestly detracted from relative performance, namely due to our overweight to health care revenue bonds. On the broad sector level, our overweight to revenue-backed debt and underweight to GOs added support to relative returns.

Yield curve management hindered relative returns. The fund’s duration—a key measure of its interest rate sensitivity—was modestly shorter than that of the benchmark, which detracted from performance as yields declined on average. In addition, the fund held an overweight at the long end of the yield curve and underweight exposures to bonds with two- and five-year maturities. This impeded results because long-term rates rose and front-end rates declined over the period, resulting in a steeper yield curve.

How is the fund positioned?

The fund’s weighted average duration increased from 3.80 years to 4.06 years over the past 12 months. Earlier in the period, we sought to take advantage of attractive valuations in lower-quality, longer-dated credits through sales of high-grade prerefunded bonds with shorter maturities. Taken together, these actions naturally extended the fund’s duration. However, after yields markedly declined, we allowed the fund’s duration to decrease toward the end of the period, and the fund finished its fiscal year with a modestly shorter duration posture versus the benchmark.

We maintained a strong preference for revenue-backed debt, which we believe provides ample opportunities to apply our rigorous credit research process to uncover bonds that, in our view, have been overlooked or undervalued by market participants. Within the sector, we upheld strategic overweight allocations to health care revenue bonds—including those from large hospital systems and nonprofit continuing care retirement communities—and corporate-backed IDR/PCR revenue bonds. These areas of the market typically offer above-average yields and are largely insulated from the unfunded liabilities many traditional state and local government issuers face.

Although the initial outbreak of the coronavirus in the U.S. and corresponding lockdown measures weighed heavily on health care and IDR/PCR issuers early in the period, strengthening economic activity and generally solid fundamentals helped enable a strong rally for the subsectors. Notable purchases for the fund included Garnet Health Medical Center (New York) hospital revenue bonds and bonds issued by the Texas Municipal Gas Acquisition and Supply Corporation for Macquarie Group Limited. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continued to take a careful approach within the tobacco sector, where we purchased bonds from the Michigan Tobacco Settlement Financing Authority. Despite exceeding projections during the pandemic, cigarette consumption still faces long-term headwinds from regulatory pressures and the wide availability of alternative tobacco products. Moreover, we believe that many tobacco-securitized deals are highly speculative in nature. At the same time, we see notable dispersion in the underlying credit conditions of tobacco issuers and maintain confidence investing in select tobacco bonds with sound credit metrics and solid deal structures. In addition, we believe that the technical environment will likely remain generally supportive of the sector over the near term, with low interest rates and strong demand for yield enabling many issuers to refinance their debt and extend maturities without impairment.

From a longer-term perspective, we also remained cautious on the GO sector due to the substantial pension and other post-employment benefit liabilities burdening many states and municipalities. Although we generally avoid obligors with beleaguered pension systems and low “rainy day” reserve balances, we also look for opportunities to initiate tactical positions in such names dependent on relative valuations. After their credit spreads widened to levels not seen in several years, we added to our exposure in GO debt from the State of New Jersey and the State of Illinois as we felt comfortable investing in their bonds with shorter maturities. (Credit spreads are the yield differences between higher-and lower-quality bonds of similar maturity.) We also purchased Commonwealth of Puerto Rico GO bonds, which extended their rally near the end of the period after creditors in the Puerto Rico bankruptcy case reached a tentative settlement.

As shown in the Credit Quality Diversification pie chart, the BBB rated segment composed the fund’s largest allocation as of February 28, 2021. Relying on our fundamental credit analysis to identify opportunities for potential yield enhancement, we increased the fund’s exposure to non-investment-grade credits—specifically those rated B or lower. Due in part to our buying activity in lower-rated credits, the fund’s weighted average credit quality decreased slightly over the past 12 months. We also maintained an allocation to bonds rated A or higher, as well as those that are nonrated.

What is portfolio management’s outlook?

After a strong start in 2021, municipal bonds have faced recent headwinds amid volatility across fixed income markets. Despite consistently dovish signals from the Federal Reserve, inflation concerns have led market participants to pull forward their expected timeline for rate hikes, causing yields to rise and the municipal curve to steepen. Still, the technical conditions that have powered the municipal market through most of the pandemic—namely, robust demand and modest levels of tax-exempt issuance—remain in place despite waning slightly amid rate volatility and expectations for increased supply this spring.

Overall fundamental credit conditions remain solid, and most borrowers continue to demonstrate prudent fiscal management. Although state and local governments still face fiscal stress balancing the escalating costs of providing essential services and funding their long-term liabilities, tax receipts in many jurisdictions have been far stronger than initially projected at the outset of the pandemic. We believe that resilient revenues and additional direct support through the American Rescue Plan Act of 2021 will result in cash windfalls for state and local governments and relieve current budget pressures.

While additional fiscal relief will bolster the near-term finances of state and local issuers, we expect the longer-term situation to remain challenging for those that entered the crisis with existing budget stresses and significant long-term liabilities. In our view, large segments of the revenue sector are poised to benefit from vaccine rollouts and increased economic activity, although some revenue-backed bond issuers will grapple with their own financial pressures due to revenue shortfalls.

Nevertheless, due to its underlying credit strength, we anticipate that the municipal asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. With the Federal Reserve’s monetary policy likely staying accommodative over the near term, we believe that demand for tax-free income and other technical factors should remain generally constructive, keeping borrowing costs for issuers low and bond prices high. Ultimately, we feel that in-depth credit research is essential and believe that our fundamental, bottom-up approach should help our clients navigate the market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2021, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund and have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 28, 2021

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.8%		
ALABAMA 0.8%		
Black Belt Energy Gas Dist., Series A, VRDN, 4.00%, 8/1/47 (Tender 7/1/22)	1,040	1,085
Black Belt Energy Gas Dist., Series A, VRDN, 4.00%, 12/1/48 (Tender 12/1/23)	10,145	11,010
Jefferson County, Series A, GO, 5.00%, 4/1/21	1,500	1,506
Jefferson County, Series A, GO, 5.00%, 4/1/22	2,900	3,048
		16,649
ALASKA 0.0%		
Valdez, Exxon Pipeline Project, Series C, VRDN, 0.01%, 12/1/33	975	975
		975
ARIZONA 2.0%		
Arizona DOT State Highway, Sub Highway, Series A, 5.00%, 7/1/21	2,000	2,032
Maricopa County IDA, Banner Health Group, FRN, 100% of MUNIPSA + 0.38%, 0.41%, 1/1/35 (Tender 10/18/22)	3,785	3,779
Maricopa County IDA, Banner Health Group, FRN, 100% of MUNIPSA + 0.57%, 0.60%, 1/1/35 (Tender 10/18/24)	7,235	7,202
Maricopa County IDA, Banner Health Group, VRDN, 5.00%, 1/1/46 (Tender 5/15/26)	7,000	8,479
Maricopa County IDA, Banner Health Group, Series B, VRDN, 5.00%, 1/1/48 (Tender 10/18/22)	2,325	2,494
Maricopa County Pollution Control, Public Service of New Mexico, Series A, VRDN, 1.05%, 1/1/38 (Tender 6/1/22)	2,000	2,008
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%, 7/1/23 (1)	2,000	2,205
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%, 7/1/24 (1)	1,000	1,140
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%, 7/1/25 (1)	1,250	1,467
Phoenix Civic Improvement, Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/21 (1)	400	406
Phoenix Civic Improvement, Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/22 (1)	975	1,034
Phoenix IDA, Mayo Clinic, Series B, VRDN, 0.01%, 11/15/52	4,025	4,025
Salt River Agricultural Improvement & Power Dist., 5.00%, 1/1/24	5,300	5,999
Salt River Agricultural Improvement & Power Dist., Series 2011A, 5.00%, 12/1/28	1,500	1,554
		43,824

CALIFORNIA 7.8%

California, GO, 5.00%, 9/1/21	5,875	6,017
California, GO, 5.00%, 4/1/22	1,185	1,247
California, GO, 5.00%, 10/1/22	17,290	18,616
California, GO, 5.00%, 10/1/23	2,000	2,240
California, GO, 5.00%, 11/1/23	10,500	11,797
California, GO, 5.25%, 9/1/22	10,175	10,952
California, GO, Refunding, 5.00%, 10/1/22	4,000	4,307
California HFFA, Kaiser Permanente, Series D, VRDN, 5.00%, 11/1/32 (Tender 11/1/22)	5,975	6,450
California HFFA, Memorial Health Services, Series A, VRDN, 0.01%, 10/1/43	1,350	1,350
California Index Floating Rate Bond, Series B, GO, FRN, 70% of 1M USD LIBOR + 0.76%, 0.843%, 12/1/31 (Tender 12/1/21)	4,050	4,055
California Infrastructure & Economic Dev. Bank, Series B, FRN, 100% of MUNIPSA + 0.70%, 0.73%, 12/1/50 (Tender 6/1/26)	1,175	1,185
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/22	500	518
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/23	500	539
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/24	600	671
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/25	1,025	1,183
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/26	1,125	1,335
California Statewide CDA, Rady Children's Hosp., Series B, VRDN, 0.01%, 8/15/47	5,000	5,000
California Statewide CDA, Viamonte Senior Living, 3.00%, 7/1/25	3,000	3,005
California, Various Purpose, GO, 4.00%, 3/1/24	18,780	20,807
California, Various Purpose, GO, 4.00%, 3/1/27	10,000	11,885
Long Beach Harbor, Series C, 4.00%, 7/15/21	3,000	3,043
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21	750	765
Los Angeles Dept. of Airports, Series A, 5.00%, 5/15/26 (1)	1,200	1,451
Los Angeles Dept. of Airports, Los Angeles Intern, 5.00%, 5/15/23 (1)	3,000	3,300
Los Angeles Dept. of Water & Power, Series A-1, VRDN, 0.02%, 7/1/50	2,200	2,200
Los Angeles Dept. of Water & Power, Series A-2, VRDN, 0.02%, 7/1/51	6,000	6,000
Northern California Gas Auth. No. 1, Series B, FRN, 67% of 3M USD LIBOR + 0.72%, 0.879%, 7/1/27	4,000	4,019

Port of Oakland, Intermediate Lien, Series H, 5.00%, 5/1/23 (1)	2,450	2,680
Port of Oakland, Intermediate Lien, Series H, 5.00%, 5/1/24 (1)	3,100	3,507
San Diego Assoc. of Govt's, Green Bond-Mid Coast Corridor, 5.00%, 11/15/23	5,000	5,402
San Francisco City & County Int'l. Airport, Series 2018A, 5.00%, 5/1/22 (1)	1,025	1,081
San Francisco City & County Int'l. Airport, Series A-1, VRDN, 0.05%, 5/1/30 (1)	3,000	3,000
San Francisco City & County Int'l. Airport, Series D, 5.00%, 5/1/22 (1)	1,325	1,397
San Francisco City & County Int'l. Airport, Series D, 5.00%, 5/1/23 (1)	800	880
San Francisco City & County Int'l. Airport, Unrefunded Balance, Series 2018A, 5.00%, 5/1/23 (1)	800	880
Univ. of California, Regents, Series AK, VRDN, 5.00%, 5/15/48 (Tender 5/15/23)	14,000	15,425
		168,189
COLORADO 1.7%		
Colorado, Series A, 5.00%, 12/15/24	2,830	3,298
Colorado HFA, Catholic Health Initiatives, Series B-1, 5.00%, 7/1/26 (Prerefunded 11/9/22) (2)	1,745	1,882
Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/22	400	407
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/23	750	790
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/24	630	680
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/25	600	657
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/26	550	600
Colorado HFA, Commonspirit Health, Series B-2, VRDN, 5.00%, 8/1/49 (Tender 8/1/26)	1,000	1,181
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/22	1,800	1,940
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/23	1,600	1,791
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/24	1,150	1,331
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/25	2,150	2,565
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/27	2,050	2,570
Denver City & County, Series A, 5.00%, 8/1/22	2,000	2,126
Denver City & County, Series A, 5.00%, 8/1/23	2,300	2,539
Denver City & County Airport, Series A, 5.00%, 12/1/21 (1)	800	827
Denver City & County Airport, Series A, 5.25%, 11/15/22 (1)	1,540	1,593

Denver City & County Airport, Series B, 5.00%, 11/15/25	1,190	1,288
Denver Convention Center Hotel Auth., 4.00%, 12/1/21	500	511
Denver Convention Center Hotel Auth., 5.00%, 12/1/22	2,350	2,508
E-470 Public Toll Highway, Series A, 5.00%, 9/1/26	1,250	1,525
E-470 Public Toll Highway, Series B, FRN, 67% of 1M USD LIBOR + 1.05%, 1.129%, 9/1/39 (Tender 9/1/21)	3,075	3,076
		35,685
CONNECTICUT 0.3%		
Connecticut, Series A, GO, 3.00%, 1/15/22	275	282
Connecticut, Series A, GO, 3.00%, 1/15/23	2,500	2,624
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 9/1/23	3,000	3,345
		6,251
DELAWARE 0.2%		
Delaware Transportation Auth., 5.00%, 9/1/22	1,110	1,189
Delaware Transportation Auth., 5.00%, 9/1/23	1,750	1,950
Delaware Transportation Auth., 5.00%, 9/1/24	750	866
Univ. of Delaware, VRDN, 0.03%, 11/1/35	900	900
		4,905
DISTRICT OF COLUMBIA 2.3%		
District of Columbia, Income Tax, Series A, 5.00%, 3/1/26	3,100	3,776
District of Columbia, Income Tax, Series B, 5.00%, 10/1/26	6,290	7,793
District of Columbia, Income Tax, Series B, 5.00%, 12/1/26	500	541
District of Columbia, Income Tax, Series C, 5.00%, 12/1/22	4,620	5,010
District of Columbia, Income Tax, Series G, 5.00%, 12/1/29	145	150
District of Columbia, Income Tax, Series G, 5.00%, 12/1/29 (Prerefunded 12/1/21) (2)	1,250	1,295
Metropolitan Washington Airports Auth., 5.00%, 10/1/24 (1)	1,155	1,333
Metropolitan Washington Airports Auth., Series 2018A, 5.00%, 10/1/24 (1)	3,975	4,589
Metropolitan Washington Airports Auth., Series 2020A, 5.00%, 10/1/24 (1)	7,000	8,081
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/23 (1)	6,460	7,199
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/26 (1)	1,500	1,668
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/28 (1)	4,300	5,444

Metropolitan Washington Airports Auth., Airport System, Series A, 5.00%, 10/1/24 (1)	2,000	2,147
		49,026
FLORIDA 7.6%		
Alachua County HFA, Shands Teaching Hosp., 5.00%, 12/1/25	1,225	1,453
Alachua County HFA, Shands Teaching Hosp., 5.00%, 12/1/26	500	608
Alachua County HFA, Shands Teaching Hosp., VRDN, 5.00%, 12/1/37 (Tender 12/1/26)	1,000	1,196
Brevard County HFA, Health First, 5.00%, 4/1/21	1,000	1,004
Brevard County HFA, Health First, 5.00%, 4/1/23	1,895	2,070
Broward County Airport System, 5.00%, 10/1/21 (1)	550	565
Broward County Airport System, 5.00%, 10/1/22 (1)	425	455
Broward County Airport System, 5.00%, 10/1/23 (1)	675	751
Broward County Airport System, Series A, 5.00%, 10/1/23 (1)	1,250	1,391
Broward County Airport System, Series A, 5.00%, 10/1/24 (1)	1,250	1,437
Broward County Airport System, Series A, 5.00%, 10/1/25 (1)	2,065	2,442
Broward County Airport System, Series B, 5.00%, 10/1/23 (1)	1,375	1,530
Broward County Airport System, Series B, 5.00%, 10/1/24 (1)	1,400	1,609
Broward County Airport System, Series B, 5.00%, 10/1/25 (1)	1,500	1,774
Broward County Airport System, Series C, 5.00%, 10/1/25 (1)	1,235	1,460
Broward County Airport System, Series P-1, 5.00%, 10/1/22 (1)	2,500	2,679
Broward County School Dist., TAN, 2.00%, 6/30/21	5,000	5,031
Broward County Water & Sewer Utility, Series B, 5.00%, 10/1/22	1,395	1,502
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/24	550	610
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%, 10/1/25	500	566
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/21	325	330
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/22	750	795
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/23	740	817
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/24	250	286

Florida Dept. of Environmental Protection, Series A, 5.00%, 7/1/22	4,800	5,106
Florida DOT, Right of Way Acquisition & Bridge Construction, GO, 5.00%, 7/1/27	4,290	5,405
Florida DOT, Right of Way Acquisition & Bridge Construction, Series A, GO, 5.00%, 7/1/21	4,420	4,491
Florida DOT, Right of Way Acquisition & Bridge Construction, Series A, GO, 5.00%, 7/1/22	4,655	4,954
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/22	11,300	12,027
Florida DOT, Turnpike System, Series A, 4.00%, 7/1/30	4,000	4,410
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/21	685	704
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/22	1,265	1,358
Florida, Board of Ed., Capital Outlay, Series B, GO, 5.00%, 6/1/25	7,340	8,699
Florida, Board of Ed., Capital Outlay, Series C, GO, 5.00%, 6/1/22	11,250	11,927
Florida, Board of Ed., Capital Outlay, Series C, GO, 5.00%, 6/1/25	5,610	6,452
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/25	7,425	8,800
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/31	9,065	10,710
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/23 (1)	3,455	3,851
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/25 (1)	5,000	5,947
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/28 (1)	3,000	3,798
Jacksonville Electric Auth., Water & Sewer, Series A, 5.00%, 10/1/22 (3)	1,000	1,075
Martin County HFA, Memorial Medical Center, 5.00%, 11/15/22 (3)	1,445	1,561
Miami-Dade County Aviation, Series A, 5.00%, 10/1/23	1,750	1,956
Miami-Dade County Aviation, Series A, 5.00%, 10/1/30 (1)	300	350
Miami-Dade County Expressway Auth., Series 2014A, 5.00%, 7/1/30	2,000	2,261
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/24	1,530	1,624
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/31	2,000	2,258
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/21	2,070	2,102
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/22	3,250	3,450

Orange County Convention Center, Tourist Dev. Tax, 5.00%, 10/1/23	3,350	3,738
Orange County School Board, Series C, 5.00%, 8/1/28	1,750	2,223
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/21	400	408
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/22	500	533
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/23	800	887
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/24	1,010	1,160
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/25	600	711
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/26	600	732
South Miami HFA, Baptist Health South Florida, 5.00%, 8/15/21	500	510
South Miami HFA, Baptist Health South Florida, 5.00%, 8/15/22	580	618
Tampa, Baycare Health, Series A, 5.00%, 11/15/24	1,065	1,125
Tampa, Baycare Health, Series A, 5.00%, 11/15/25	1,860	1,956
		162,238
GEORGIA 5.4%		
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/25 (1)	2,275	2,682
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/26 (1)	2,685	3,251
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/27 (1)	3,810	4,715
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/28 (1)	3,400	4,284
Atlanta Water & Wastewater, 5.00%, 11/1/31	5,000	5,830
Burke County Dev. Auth., Georgia Power Plant Vogtle, VRDN, 2.15%, 10/1/32 (Tender 6/13/24)	7,500	7,841
Burke County Dev. Auth., Georgia Power Plant Vogtle, VRDN, 2.25%, 10/1/32 (Tender 5/25/23)	2,450	2,541
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/21	355	356
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/23	350	383
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/24	350	397
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/25	350	410
Forsyth County School Dist., GO, 5.00%, 2/1/22	9,140	9,545
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/21	160	161
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/22	700	735

Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/24	500	567
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/25	400	469
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/25	245	285
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/23	500	543
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/24	750	846
Georgia, Series A-1, GO, 5.00%, 2/1/22	4,800	5,013
Georgia, Series C, GO, 5.00%, 7/1/23	3,600	3,996
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/22	1,220	1,293
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/24	4,535	5,167
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/25	4,760	5,588
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/27	1,500	1,743
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/22	300	315
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/23	325	356
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/25	500	586
Main Street Natural Gas, Series A, 5.00%, 5/15/24	500	568
Main Street Natural Gas, Series E, FRN, 100% of MUNIPSA + 0.57%, 0.60%, 8/1/48 (Tender 12/1/23)	5,000	5,011
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B, VRDN, 4.00%, 8/1/49 (Tender 12/2/24)	10,150	11,301
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	5,050	5,493
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 3/1/50 (Tender 9/1/26)	6,040	6,948
Main Street Natural Gas, Georgia Municipal Gas Auth., Series D, FRN, 67% of 1M USD LIBOR + 0.83%, 0.912%, 8/1/48 (Tender 12/1/23)	5,200	5,241
Municipal Electric Auth. of Georgia, General Power, 5.00%, 1/1/22	375	389
Municipal Electric Auth. of Georgia, General Power, 5.00%, 1/1/23	550	596
Municipal Electric Auth. of Georgia, General Power, Series HH, 5.00%, 1/1/22	2,085	2,165
Municipal Electric Auth. of Georgia, General Power, Series HH, 5.00%, 1/1/23	2,925	3,170

Municipal Electric Auth. of Georgia, Project 1, 5.00%, 1/1/22	1,500	1,558
Municipal Electric Auth. of Georgia, Project 1, 5.00%, 1/1/23	2,750	2,977
		115,315
HAWAII 0.5%		
Hawaii, Series FT, GO, 5.00%, 1/1/24	4,000	4,523
Hawaii Airports System, 5.00%, 7/1/22 (Prerefunded 7/1/21) (1)(2)	5,130	5,210
		9,733
ILLINOIS 4.1%		
Chicago Midway Int'l. Airport, Series A, 5.00%, 1/1/25 (1)	2,470	2,768
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/22 (1) (3)	9,000	9,348
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/27 (1)	6,000	6,943
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/22 (3)	3,900	4,056
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/23	3,750	4,069
Chicago O'Hare Int'l. Airport, Series C, 5.00%, 1/1/22	1,700	1,767
Chicago Transit Auth., Capital Grant, 5.00%, 6/1/21	600	607
Chicago Wastewater, Series B, 5.00%, 1/1/22	1,100	1,141
Chicago Wastewater, Series B, 5.00%, 1/1/23	1,850	1,999
Chicago Wastewater, Series B, 5.00%, 1/1/24	2,140	2,382
Chicago Wastewater, Series C, 5.00%, 1/1/22	1,000	1,037
Chicago Waterworks, 5.00%, 11/1/22	1,000	1,074
Chicago Waterworks, 5.00%, 11/1/23	3,750	4,139
Chicago Waterworks, 5.00%, 11/1/24	3,850	4,378
Chicago Waterworks, Series A-1, 5.00%, 11/1/23	1,300	1,435
Chicago Waterworks, Series A-1, 5.00%, 11/1/24	460	523
Illinois, GO, 5.00%, 2/1/25	1,055	1,187
Illinois, GO, 5.125%, 5/1/22	900	943
Illinois, Series A, GO, 5.00%, 10/1/25	705	803
Illinois, Series A, GO, 5.00%, 11/1/25	3,825	4,366
Illinois, Series B, GO, 5.00%, 9/1/25	5,000	5,691
Illinois, Series D, GO, 5.00%, 11/1/21	6,300	6,468
Illinois, Series D, GO, 5.00%, 11/1/23	2,230	2,437
Illinois Fin. Auth., Series A-3, VRDN, 0.01%, 8/15/42	500	500
Illinois Fin. Auth., Healthcare System, VRDN, 5.00%, 5/15/50 (Tender 11/15/26)	4,680	5,600
Illinois Fin. Auth., Healthcare System, Series B-1, VRDN, 5.00%, 5/15/50 (Tender 11/15/24)	4,925	5,596
Illinois Fin. Auth., Northshore Univ. Health, 5.00%, 8/15/23	1,000	1,113
Illinois Fin. Auth., Northshore Univ. Health, 5.00%, 8/15/24	1,000	1,152

Illinois Fin. Auth., Northshore Univ. Health, 5.00%, 8/15/25	1,250	1,488
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/23	1,800	1,976
		86,986
INDIANA 0.4%		
Indiana Fin. Auth., Indiana Univ., VRDN, 1.65%, 12/1/42 (Tender 1/1/22)	3,700	3,745
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21	1,295	1,322
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/22	640	678
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23	815	891
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24	845	951
Indiana Fin. Auth., Parkview Health System, Series D, VRDN, 0.01%, 11/1/39	1,275	1,275
		8,862
IOWA 0.9%		
Iowa Fin. Auth., Iowa Fertilizer, 3.125%, 12/1/22	550	561
Iowa Fin. Auth., Unity Point Health, Series B, 5.00%, 2/15/22	1,200	1,253
Iowa Fin. Auth., Unity Point Health, Series B, 5.00%, 2/15/23	1,000	1,090
PEFA, VRDN, 5.00%, 9/1/49 (Tender 9/1/26)	14,285	17,245
		20,149
KANSAS 0.0%		
Lenexa City, Lakeview Village, Health Care Fac., Series A, 5.00%, 5/15/23	650	682
		682
KENTUCKY 3.2%		
Ashland Medical Center, DBA King's Daughter, Series 2019, 5.00%, 2/1/22	500	516
Ashland Medical Center, DBA King's Daughter, Series 2019, 5.00%, 2/1/23	625	666
Ashland Medical Center, DBA King's Daughter, Series 2019, 5.00%, 2/1/24	575	630
Ashland Medical Center, DBA King's Daughter, Series 2019, 5.00%, 2/1/25	610	684
Ashland Medical Center, DBA King's Daughter, Series 2019, 5.00%, 2/1/26	550	629
Kentucky Economic DFA, Owensboro Medical Health, 5.00%, 6/1/21	1,235	1,244

Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/21	1,200	1,209
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/22	1,150	1,193
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/23	2,000	2,129
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/24	1,115	1,213
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/25	1,400	1,553
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/26	2,210	2,492
Kentucky Public Energy Auth., Series A, VRDN, 4.00%, 4/1/48 (Tender 4/1/24)	2,500	2,725
Kentucky Public Energy Auth., Series C, VRDN, 4.00%, 2/1/50 (Tender 2/1/28)	11,305	13,216
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide, Series A, VRDN, 0.05%, 1/1/29 (1)	7,000	7,000
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide, Series B, VRDN, 0.02%, 1/1/29 (1)	13,700	13,700
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide, Series C, VRDN, 0.05%, 1/1/29 (1)	7,900	7,900
Louisville & Jefferson County, Norton Healthcare, Series B-RE, VRDN, 0.01%, 10/1/39	6,400	6,400
Russell, Bon Secours Health System, 5.00%, 11/1/22 (3)	3,555	3,831
		68,930
LOUISIANA 0.5%		
Louisiana Offshore Terminal Auth., Loop Project, VRDN, 1.65%, 9/1/27 (Tender 12/1/23)	1,750	1,775
Louisiana Public Fac. Auth., VRDN, 0.01%, 5/1/42	2,300	2,300
New Orleans Aviation Board, Series B, 5.00%, 1/1/22 (1)	325	337
New Orleans Aviation Board, Series B, 5.00%, 1/1/23 (1)	450	485
New Orleans Aviation Board, Series B, 5.00%, 1/1/24 (1)	225	252
New Orleans Aviation Board, Series B, 5.00%, 1/1/25 (1)	250	288
Saint John the Baptist Parish, Marathon Oil, Series A-2, VRDN, 2.10%, 6/1/37 (Tender 7/1/24)	2,000	2,041
Tobacco Settlement Fin., Series A, 5.00%, 5/15/22	1,685	1,780
Tobacco Settlement Fin., Series A, 5.00%, 5/15/23	1,000	1,100
		10,358
MARYLAND 4.8%		
Baltimore City, Convention Center Hotel, 5.00%, 9/1/22	1,100	1,116
Baltimore City, Convention Center Hotel, 5.00%, 9/1/23	500	511
Baltimore City, Convention Center Hotel, 5.00%, 9/1/24	1,950	2,003
Baltimore City, Water, Series C, 5.00%, 7/1/21	1,555	1,580
Baltimore County, Series B, GO, 5.00%, 8/1/27	5,675	6,510

Baltimore, Convention Center Hotel, 5.00%, 9/1/25	2,040	2,102
Gaithersburg, Asbury Maryland Obligation Group, Series B, 5.00%, 1/1/27	6,040	6,658
Howard County, Consolidated Public Improvement, Series B, GO, 5.00%, 2/15/23	4,475	4,895
Maryland, Series B, GO, 5.00%, 8/1/24	5,800	6,708
Maryland DOT, 5.00%, 2/1/22	5,805	6,061
Maryland Economic Dev., Purple Line Light Rail, Series A, 5.00%, 3/31/24 (1)	7,955	8,170
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 9/30/24 (1)	250	280
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/29 (1)	790	918
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/21	500	504
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/22	395	413
Maryland Economic Dev., Transportation Fac. Project, Series A, 5.00%, 6/1/23	370	398
Maryland HHEFA, 5.00%, 7/1/24	400	457
Maryland HHEFA, Adventist Healthcare, Series A, 5.25%, 1/1/25	1,000	1,147
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/26	1,230	1,464
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/27	2,500	3,051
Maryland HHEFA, Greater Baltimore Medical Center, 5.25%, 7/1/24 (Prerefunded 7/1/21) (2)	65	66
Maryland HHEFA, Greater Baltimore Medical Center, Unrefunded Balance, Series C, 5.25%, 7/1/24	335	340
Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A, 5.00%, 7/1/25 (Prerefunded 7/1/22) (2)	500	532
Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A, 5.00%, 7/1/27 (Prerefunded 7/1/22) (2)	500	532
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/25	2,000	2,337
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/23	350	386
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/25	665	782
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/26	1,250	1,509
Maryland HHEFA, Univ. of Maryland Medical System, Series B-1, VRDN, 5.00%, 7/1/45 (Tender 7/1/25)	2,530	2,929
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21 (3)	4,040	4,103
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/22 (3)	2,615	2,778

Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23 (3)	9,000	9,962
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/24 (3)	795	912
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/26 (Prerefunded 7/1/24) (2)	1,535	1,774
Montgomery County, Series C, GO, 5.00%, 10/1/24	4,285	4,985
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 7/15/21	7,330	7,463
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 9/15/22	5,000	5,374
Prince George's County, Consolidated Public Improvement, Series C, GO, 5.00%, 8/1/23	1,740	1,938
		103,648
MASSACHUSETTS 1.7%		
Commonwealth of Massachusetts, Series C, GO, 5.00%, 7/1/27 (Prerefunded 7/1/22) (2)	8,640	9,198
Commonwealth of Massachusetts, Series E, GO, 5.00%, 9/1/25 (Prerefunded 9/1/22) (2)	7,390	7,926
Commonwealth of Massachusetts, Series F, GO, 5.00%, 11/1/25 (Prerefunded 11/1/22) (2)	10,000	10,804
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/21 (1)	1,610	1,635
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/22 (1)	2,000	2,124
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/23 (1)	2,000	2,208
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/24 (1)	2,000	2,280
		36,175
MICHIGAN 3.1%		
Detroit City School Dist., Series C, GO, 5.25%, 5/1/25 (4)	8,395	9,190
Detroit City Water Supply System, Senior Lien, Series A, 5.25%, 7/1/27 (Prerefunded 7/1/21) (2)	2,775	2,822
Detroit Downtown Dev. Auth., Series A, 5.00%, 7/1/24 (5)	975	1,112
Great Lakes Water Auth. Water Supply System, Series A, 5.00%, 7/1/25	1,500	1,766
Great Lakes Water Auth. Water Supply System, Senior Lien, Series C, 5.00%, 7/1/23	2,780	3,079
Great Lakes Water Auth. Water Supply System, Senior Lien, Series C, 5.00%, 7/1/27	5,800	7,073
Michigan Building Auth., Series I, 5.00%, 10/15/21	1,000	1,030
Michigan Building Auth., Series I, 5.00%, 4/15/22	750	791
Michigan Fin. Auth., Series A-2, 4.00%, 8/20/21	2,550	2,596
Michigan Fin. Auth., Series C-2, 5.00%, 7/1/44 (Prerefunded 7/1/22) (1)(2)	1,000	1,063
Michigan Fin. Auth., Great Lakes Water Auth., Senior Lien, Series C, 5.00%, 7/1/29 (5)	2,500	2,851

Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/21	925	955
Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/22	1,475	1,589
Michigan Fin. Auth., Local Gov't. Loan Program, 5.00%, 7/1/27 (5)	2,850	3,260
Michigan Fin. Auth., Local Gov't. Loan Program, 5.00%, 7/1/29	1,500	1,711
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/21	775	803
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/22	500	542
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/23	550	619
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/24	975	1,136
Michigan, City of Detroit, GO, 5.00%, 4/1/21	1,000	1,003
Michigan, City of Detroit, GO, 5.00%, 4/1/22	850	884
Michigan, City of Detroit, GO, 5.00%, 4/1/23	500	538
Michigan, City of Detroit, GO, 5.00%, 4/1/24	900	995
Michigan, City of Detroit, GO, 5.00%, 4/1/25	860	974
Wayne County Airport Auth., Series A, 5.00%, 12/1/21 (1)	1,300	1,346
Wayne County Airport Auth., Series A, 5.00%, 12/1/22	2,220	2,403
Wayne County Airport Auth., Series A, 5.00%, 12/1/23	430	481
Wayne County Airport Auth., Series A, 5.00%, 12/1/24	500	577
Wayne County Airport Auth., Series B, 5.00%, 12/1/21 (1)	1,185	1,225
Wayne County Airport Auth., Series B, 5.00%, 12/1/22 (1)	1,215	1,311
Wayne County Airport Auth., Series B, 5.00%, 12/1/23 (1)	2,195	2,445
Wayne County Airport Auth., Series B, 5.00%, 12/1/24 (1)	2,385	2,733
Wayne County Airport Auth., Series B, 5.00%, 12/1/25 (1)	2,405	2,824
Wayne County Airport Auth., Series C, 5.00%, 12/1/22	3,000	3,011
		66,738

MINNESOTA 1.9%

Minnesota, Series A, GO, 5.00%, 8/1/23	4,000	4,458
Minnesota, Series A, GO, 5.00%, 8/1/24	5,000	5,781
Minnesota, Series A, GO, 5.00%, 8/1/26	5,320	6,560
Minnesota, Series D, GO, 5.00%, 8/1/21	3,220	3,285
Minnesota, Series D, GO, 5.00%, 10/1/21	2,120	2,180
Minnesota, Series D, GO, 5.00%, 10/1/24	8,675	10,089

Minnesota, Series D, GO, 5.00%, 8/1/27	7,875	9,387
		41,740
MISSOURI 0.4%		
Kansas City IDA, Kansas City Int'l. Airport, 5.00%, 3/1/25 (1)	1,500	1,735
Kansas City IDA, Kansas City Int'l. Airport, 5.00%, 3/1/25	1,050	1,223
Missouri HEFA, SSM Health Care, Series A, 5.00%, 6/1/26	1,665	1,881
Missouri HEFA, Washington Univ., Series B, VRDN, 0.01%, 3/1/40	600	600
Saint Louis Airport, Series B, 5.00%, 7/1/21 (1)(5)	400	406
Saint Louis Airport, Series B, 5.00%, 7/1/22 (1)(5)	450	477
Saint Louis Airport, Series B, 5.00%, 7/1/23 (1)(5)	215	236
Saint Louis Airport, Series B, 5.00%, 7/1/24 (1)(5)	840	953
Saint Louis Airport, Series B, 5.00%, 7/1/25 (1)(5)	375	438
		7,949
MONTANA 0.1%		
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/21	760	762
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/22	685	694
		1,456
NEBRASKA 1.2%		
Central Plains Energy, 4.00%, 8/1/25	1,000	1,139
Central Plains Energy, Nebraska Gas, VRDN, 4.00%, 12/1/49 (Tender 8/1/25)	9,700	10,998
Central Plains Energy, Project No. 3, 5.00%, 9/1/32	3,000	3,192
Central Plains Energy, Project No. 3, 5.00%, 9/1/42	4,070	4,335
Central Plains Energy, Project No. 4, VRDN, 5.00%, 3/1/50 (Tender 1/1/24)	5,375	5,979
Nebraska Investment Fin. Auth., Series B, GO, VRDN, 0.07%, 9/1/50 (1)	900	900
		26,543
NEVADA 0.8%		
Clark County Dept. of Aviation, Airport Improvement, Series A, 5.00%, 7/1/21	3,000	3,047
Clark County Dept. of Aviation, Airport Improvement, Las Vegas-McCarran Int'l., Series A-1, 5.00%, 7/1/22 (1)	1,700	1,805
Clark County Dept. of Aviation, Airport Improvement, Las Vegas-McCarran Int'l., Passenger Fac. Charge, Series B, 5.00%, 7/1/21 (1)	2,405	2,442
Clark County School Dist., Series A, GO, 3.00%, 6/15/23 (5)	450	477
Clark County School Dist., Series A, GO, 3.00%, 6/15/24 (5)	405	438

Clark County School Dist., Series A, GO, 3.00%, 6/15/25 (5)	650	714
Clark County School Dist., Series A, GO, 5.00%, 6/15/26 (5)	500	607
Clark County, Transportation Improvement, Series B, GO, 5.00%, 12/1/22	6,495	7,041
		16,571
NEW JERSEY 2.0%		
New Jersey Economic Dev. Auth., The Goethals, 5.00%, 7/1/22 (1)	1,650	1,747
New Jersey EFA, Princeton Univ., Series B, 5.00%, 7/1/21	2,660	2,703
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/25	5,500	5,833
New Jersey HCFFA, Virtua Health, Series C, VRDN, 0.02%, 7/1/43	2,245	2,245
New Jersey Transportation Trust Fund Auth., Federal Highway Reimbursement, Series A, 5.00%, 6/15/24	3,085	3,517
New Jersey Transportation Trust Fund Auth., Transportation System, Series A, 5.00%, 12/15/24	1,775	2,046
New Jersey Transportation Trust Fund Auth., Transportation System, Series A, 5.00%, 12/15/26	2,000	2,409
New Jersey Transportation Trust Fund Auth., Transportation System, Series D, 5.00%, 12/15/24	1,125	1,297
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/35 (Prerefunded 1/1/22) (2)	3,500	3,641
New Jersey, COVID-19 Emergency Bonds, GO, 5.00%, 6/1/24	9,465	10,796
New Jersey, COVID-19 Emergency Bonds, GO, 5.00%, 6/1/25	4,685	5,514
Tobacco Settlement Fin., Series A, 5.00%, 6/1/22	1,760	1,858
		43,606
NEW MEXICO 0.4%		
Farmington PCR, Public Services of New Mexico, San Juan Project, VRDN, 1.10%, 6/1/40 (Tender 6/1/23)	2,750	2,768
New Mexico Hosp. Equipment Loan Council, Series B, VRDN, 5.00%, 8/1/49 (Tender 8/1/25)	4,850	5,734
		8,502
NEW YORK 11.5%		
Battery Park City Auth., Series D-2, VRDN, 0.03%, 11/1/38	1,325	1,325
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/21	1,700	1,713
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/22	975	1,030

Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/23	1,250	1,368
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%, 7/15/24	3,000	3,394
Dormitory Auth. of the State of New York, Series B, RAN, 5.00%, 3/31/21	6,460	6,486
Dormitory Auth. of the State of New York, Bidding Group, 5.00%, 3/15/24 (3)	5	6
Dormitory Auth. of the State of New York, Bidding Group 2, Unrefunded Balance, 5.00%, 3/15/24	9,795	11,161
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 4.00%, 12/1/21 (6)	1,500	1,531
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 5.00%, 12/1/25 (6)	1,000	1,161
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 5.00%, 12/1/26 (6)	1,300	1,552
Dormitory Auth. of the State of New York, Personal Income Tax General Purpose Bond, Series A, 5.00%, 12/15/23	3,400	3,688
Dormitory Auth. of the State of New York, Personal Income Tax General Purpose Bond, Series B, 5.00%, 2/15/28	7,350	9,178
Dormitory Auth. of the State of New York, Personal Income Tax General Purpose Bond, Series B, 5.00%, 2/15/29	9,855	12,237
Dormitory Auth. of the State of New York, Sales Tax, Series A, 5.00%, 3/15/28	6,985	8,650
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/21	3,750	3,864
Metropolitan Transportation Auth., Series D-1, BAN, 5.00%, 9/1/22	14,780	15,693
Nassau County Local Economic Assistance, Winthrop Univ. Hosp., 5.00%, 7/1/22	1,000	1,061
New York City, Series 1, GO, 5.00%, 8/1/25	5,400	6,411
New York City, Series B, GO, 5.00%, 8/1/23	6,370	7,083
New York City, Series C, GO, 5.00%, 8/1/22	8,755	9,347
New York City, Series C, GO, 5.00%, 8/1/23	10,000	11,119
New York City, Series D, GO, 5.00%, 8/1/24	13,145	14,327
New York City, Series D, GO, 5.00%, 8/1/28	6,085	6,614
New York City, Series G, GO, 5.00%, 8/1/21	4,400	4,488
New York City, Series I-4, GO, VRDN, 0.03%, 4/1/36	1,650	1,650
New York City IDA, Series A, 5.00%, 1/1/24 (5)	1,250	1,409
New York City IDA, Series A, 5.00%, 1/1/25 (5)	2,000	2,330
New York City IDA, Yankee Stadium Project, 5.00%, 3/1/28 (5)	1,315	1,631
New York City Transitional Fin. Auth. Future Tax Secured, Series A, 5.00%, 11/1/31	4,550	6,018

New York City Transitional Fin. Auth. Future Tax Secured, Series F-1, 5.00%, 5/1/22	10,000	10,561
New York City Water & Sewer System, Series B-1, VRDN, 0.02%, 6/15/45	2,000	2,000
New York City Water & Sewer System, Series DD-3A, VRDN, 0.02%, 6/15/43	1,300	1,300
New York State Mortgage Agency, Series 139, VRDN, 0.01%, 10/1/37 (1)	2,000	2,000
New York State Transportation Dev., American Airlines JFK Int'l. Airport, 5.00%, 8/1/21 (1)	2,200	2,238
New York State Transportation Dev., Delta Airlines, 5.00%, 1/1/22 (1)	2,520	2,601
New York State Transportation Dev., Terminal One Group, 5.00%, 1/1/23 (1)	4,055	4,370
New York State Urban Dev., Personal Income Tax, Series A, 5.00%, 3/15/23	7,100	7,780
New York State Urban Dev., Personal Income Tax, Series A, 5.00%, 3/15/24	3,275	3,730
New York Transportation Dev., American Airlines, 5.00%, 8/1/26 (1)	2,020	2,055
Port Auth. of New York & New Jersey, 5.00%, 9/15/24 (1)	3,000	3,459
Port Auth. of New York & New Jersey, Series 178, 5.00%, 12/1/25 (1)	5,000	5,560
Port Auth. of New York & New Jersey, Series 178, 5.00%, 12/1/30 (1)	9,920	10,999
Port Auth. of New York & New Jersey, Series 186, 5.00%, 10/15/22 (1)	6,850	7,372
Port Auth. of New York & New Jersey, Series 207, 5.00%, 9/15/26 (1)	10,030	12,239
Sales Tax Asset Receivable, Series A, 5.00%, 10/15/22	3,310	3,571
Sales Tax Asset Receivable, Series A, 5.00%, 10/15/30	2,000	2,309
Triborough Bridge & Tunnel Auth., Series B-4, FRN, 67% of SOFR + 0.38%, 0.40%, 1/1/32 (Tender 2/1/24)	6,375	6,375
		248,044
NORTH CAROLINA 2.2%		
New Hanover County, Regional Medical Center, 5.00%, 10/1/28 (Prerefunded 10/1/21) (2)	1,560	1,602
North Carolina Eastern Municipal Power Agency, Series D, 5.00%, 1/1/23 (Prerefunded 7/1/22) (2)	10,430	11,104
North Carolina Medical Care Commission, Series A, VRDN, 0.03%, 10/1/35	1,175	1,175
North Carolina Medical Care Commission, Cape Fear Valley Health System, Series A, 5.00%, 10/1/23 (Prerefunded 10/1/22) (2)	9,785	10,534
North Carolina Medical Care Commission, Retirement Fac. First Meeting, 4.00%, 1/1/25	250	264

North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/21	120	122
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/22	215	224
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/23	150	159
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/24	180	195
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/25	125	137
North Carolina Medical Care Commission, United Methodist Retirement Home, 5.00%, 10/1/27	175	193
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/22	350	368
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/23	400	433
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/24	950	1,053
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/26	750	828
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/28	1,575	1,836
North Carolina Medical Care Commission, Wake Forest Baptist, 5.00%, 12/1/27	1,125	1,209
North Carolina Medical Care Commission, Wake Forest Baptist, Series B, 5.00%, 12/1/23	2,000	2,156
North Carolina Municipal Power Agency #1, Catawba Electric, Series E, 5.00%, 1/1/23	1,500	1,615
North Carolina Turnpike Auth., BAN, 5.00%, 2/1/24	5,400	6,094
Wake County, Series C, GO, 5.00%, 3/1/23	6,200	6,790
		48,091
OHIO 0.8%		
Cleveland Airport System, Series B, 5.00%, 1/1/22 (1)	900	933
Cleveland Airport System, Series B, 5.00%, 1/1/23 (1)	1,200	1,294
Cleveland Airport System, Series B, 5.00%, 1/1/24 (1)	1,200	1,335
Columbus, Series A, GO, 5.00%, 4/1/24	1,810	2,066
Columbus, Series A, GO, 5.00%, 4/1/25	3,445	4,062
Hamilton County, Life Enriching Community, 5.00%, 1/1/22	100	103
Hamilton County, Life Enriching Community, 5.00%, 1/1/23	100	105
Hamilton County, Life Enriching Community, 5.00%, 1/1/24	150	162
Hamilton County, Life Enriching Community, 5.00%, 1/1/25	200	220

Hamilton County, Life Enriching Community, 5.00%, 1/1/26	150	168
Ohio State Univ., Series B-1, VRDN, 0.02%, 12/1/34	3,465	3,465
Ohio State Univ., Series B-1, VRDN, 0.02%, 12/1/44	3,000	3,000
		16,913
OKLAHOMA 0.4%		
Grand River Dam Auth., Series A, 5.00%, 6/1/23	2,000	2,209
Norman Regional Hosp. Auth., 5.00%, 9/1/21	1,675	1,707
Norman Regional Hosp. Auth., 5.00%, 9/1/22	2,060	2,177
Oklahoma Turnpike Auth., Series A, 5.00%, 1/1/24	2,375	2,685
Oklahoma Turnpike Auth., Series A, 5.00%, 1/1/25	450	526
		9,304
OREGON 0.4%		
Multnomah County School Dist. No. 1, GO, 5.00%, 6/15/24	8,250	9,490
		9,490
PENNSYLVANIA 4.1%		
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 5.00%, 7/15/21	1,000	1,017
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 5.00%, 7/15/22	1,050	1,118
Bucks County IDA, 5.00%, 7/1/25 (7)	350	397
Bucks County IDA, 5.00%, 7/1/26 (7)	450	519
Bucks County IDA, 5.00%, 7/1/27 (7)	475	555
Butler County Hosp. Auth., 4.00%, 7/1/21	325	328
Butler County Hosp. Auth., 5.00%, 7/1/22	405	425
Butler County Hosp. Auth., 5.00%, 7/1/23	355	385
Butler County Hosp. Auth., 5.00%, 7/1/24	2,230	2,488
Butler County Hosp. Auth., 5.00%, 7/1/25	675	772
Butler County Hosp. Auth., 5.00%, 7/1/26	450	513
Butler County Hosp. Auth., 5.00%, 7/1/27	570	646
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/21	6,500	6,573
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/22	1,000	1,056
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/23	1,000	1,099
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/24	2,000	2,278
Delaware River Port Auth., Series B, 5.00%, 1/1/22	6,690	6,952
Delaware River Port Auth., Series B, 5.00%, 1/1/23	2,250	2,441
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/22	1,300	1,379
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/23	1,300	1,435
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/24	1,700	1,943

Northampton County General Purpose Auth., Saint Luke's Health Univ., FRN, 70% of 1M USD LIBOR + 1.04%, 1.126%, 8/15/48 (Tender 8/15/24)	4,900	4,935
Pennsylvania, GO, 5.00%, 9/15/22	10,250	11,011
Pennsylvania, Series 2, GO, 5.00%, 10/15/21	2,850	2,936
Philadelphia, Series A, 4.00%, 6/30/21	3,800	3,848
Philadelphia, Series A, GO, 5.00%, 8/1/21	1,500	1,528
Philadelphia, Series A, GO, 5.00%, 8/1/22	1,660	1,765
Philadelphia, Series A, GO, 5.00%, 8/1/23	1,270	1,408
Philadelphia Airport, Series A, 5.00%, 6/15/26 (1)	545	552
Philadelphia Airport, Series A, 5.00%, 7/1/26	1,160	1,397
Philadelphia Airport, Series A, 5.00%, 7/1/27	1,400	1,722
Philadelphia Airport, Series A, 5.00%, 7/1/28	1,750	2,190
Philadelphia Airport, Series C, 5.00%, 7/1/26 (1)	1,080	1,290
Philadelphia Airport, Series C, 5.00%, 7/1/27 (1)	1,135	1,382
Philadelphia Airport, Series C, 5.00%, 7/1/28 (1)	2,970	3,672
Philadelphia HHEFA, Children's Hosp., Series B, VRDN, 0.01%, 7/1/41	5,100	5,100
Philadelphia HHEFA, Temple Univ. Health System, 5.00%, 7/1/21	975	987
Philadelphia HHEFA, Temple Univ. Health System, 5.00%, 7/1/22	1,175	1,231
Philadelphia HHEFA, Temple Univ. Health System, 5.00%, 7/1/23	1,175	1,269
Southcentral Pennsylvania General Auth., Wellspan Health, Series E, VRDN, 0.02%, 6/1/35	800	800
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/23	750	829
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/24	750	858
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/25	1,000	1,180
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/26	1,605	1,950
		88,159
PUERTO RICO 1.3%		
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%, 7/1/34	13,854	15,086
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/27	9,628	8,463
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero Coupon, 7/1/31	7,000	5,367
		28,916

RHODE ISLAND 0.3%		
Rhode Island Commerce, Series A, GAN, 5.00%, 6/15/21	3,125	3,168
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/22	550	572
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/23	550	592
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/24	1,290	1,421
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/25	415	466
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/26	450	514
		6,733
SOUTH CAROLINA 1.8%		
Patriots Energy Group Fin. Agency, Series A, VRDN, 4.00%, 10/1/48 (Tender 2/1/24)	15,745	17,185
Piedmont Municipal Power Agency, Series A, 5.00%, 1/1/23	2,080	2,243
South Carolina Jobs Economic Dev. Auth., Bon Secours Health System, 5.00%, 11/1/24 (Prerefunded 11/1/22) (2)	3,000	3,238
South Carolina Jobs Economic Dev. Auth., Bon Secours Health System, VRDN, 5.00%, 12/1/48 (Tender 10/1/25)	4,575	5,374
South Carolina Ports Auth., 5.00%, 7/1/21 (1)	3,650	3,704
South Carolina Ports Auth., 5.00%, 7/1/23 (1)	2,555	2,817
South Carolina Ports Auth., 5.00%, 7/1/24 (1)	850	969
South Carolina Ports Auth., 5.25%, 7/1/55 (Prerefunded 7/1/25) (1)(2)	3,240	3,877
		39,407
SOUTH DAKOTA 0.1%		
South Dakota HEFA, Sanford Obligated Group, 5.00%, 11/1/29	1,000	1,174
		1,174
TENNESSEE 2.7%		
Chattanooga Health Ed. & Housing Fac. Board, Student Housing - CDFI Phase I, 5.00%, 10/1/22	1,045	1,095
Chattanooga Health Ed. & Housing Fac. Board, Student Housing - CDFI Phase I, 5.00%, 10/1/23	650	698
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, 5.00%, 7/1/21	1,250	1,269
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, 5.00%, 7/1/22	3,250	3,445

Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, 5.00%, 7/1/23	4,200	4,616
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, 5.00%, 7/1/24	3,025	3,321
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, 5.00%, 7/1/31	1,510	1,629
Memphis-Shelby County Airport Auth., Series B, 5.00%, 7/1/24 (1)	3,330	3,774
Metropolitan Gov't. of Nashville & Davidson County, Improvement, GO, 5.00%, 7/1/24	17,760	20,455
Metropolitan Gov't. of Nashville & Davidson County, Unrefunded Balance, GO, 5.00%, 7/1/23 (Prerefunded 7/1/22) (2)	5,065	5,392
Metropolitan Nashville Airport, Series B, 5.00%, 7/1/25 (1)	500	587
Metropolitan Nashville Airport, Series B, 5.00%, 7/1/26 (1)	1,695	2,043
Tennergy, Series A, VRDN, 5.00%, 2/1/50 (Tender 10/1/24)	5,000	5,742
Tennessee Energy Acquisition, Series A, VRDN, 4.00%, 5/1/48 (Tender 5/1/23)	1,045	1,116
Tennessee Energy Acquisition, Series C, 5.00%, 2/1/23	1,410	1,527
Tennessee Energy Acquisition, Goldman Sachs, Series C, 5.00%, 2/1/24	150	168
		56,877

TEXAS 10.2%

Austin Airport System, 5.00%, 11/15/27 (1)	1,780	2,050
Austin Airport System, Series B, 5.00%, 11/15/22 (1)	620	668
Austin Airport System, Series B, 5.00%, 11/15/23 (1)	700	783
Austin Airport System, Series B, 5.00%, 11/15/29 (1)	1,200	1,435
Austin Water & Wastewater System, 5.00%, 11/15/32	2,095	2,598
Board of Regents of the Univ. of Texas System, Series I, 5.00%, 8/15/21	3,000	3,066
Central Texas Regional Mobility Auth., 5.00%, 1/1/24	1,025	1,149
Central Texas Regional Mobility Auth., 5.00%, 1/1/25	1,195	1,382
Central Texas Regional Mobility Auth., 5.00%, 1/1/26	1,605	1,912
Central Texas Regional Mobility Auth., 5.00%, 1/1/28	1,700	1,998
Clifton Higher Ed. Fin., Intl. Leadership, Series D, 5.00%, 8/15/23	1,505	1,645
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 5.00%, 8/15/21	670	682
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 5.00%, 8/15/22	1,000	1,057
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 5.00%, 8/15/24	3,120	3,511

Dallas Independent School Dist., Series A, GO, 5.00%, 2/15/23	8,615	9,413
Dallas/Fort Worth Int'l. Airport, Series B, 5.00%, 11/1/22 (1)	1,785	1,921
Dallas/Fort Worth Int'l. Airport Fac. Improvement., UPS, VRDN, 0.05%, 5/1/32 (1)	500	500
Grand Parkway Transportation, BAN, 5.00%, 2/1/23	5,035	5,432
Gulf Coast IDA, Exxon Mobil Project, VRDN, 0.01%, 11/1/41	3,750	3,750
Harris County Cultural Ed. Fac. Fin., 5.00%, 6/1/23	1,385	1,526
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/24	1,865	2,007
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/25 (Prerefunded 12/1/22) (2)	2,780	3,012
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/26	1,600	1,966
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, VRDN, 5.00%, 7/1/49 (Tender 12/1/22)	1,825	1,971
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, VRDN, 5.00%, 7/1/49 (Tender 12/1/24)	1,880	2,182
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp., 5.00%, 10/1/28	3,110	3,659
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp., VRDN, 5.00%, 10/1/41 (Tender 10/1/24)	4,000	4,630
Harris County Metropolitan Transit Auth., Sales & Use Tax, Series B, 5.00%, 11/1/22	10,915	11,771
Houston, Series A, GO, 5.00%, 3/1/21	1,375	1,375
Houston, Series A, GO, 5.00%, 3/1/22	725	760
Houston Airport System, Series A, 5.00%, 7/1/22 (Prerefunded 7/1/21) (1)(2)	2,605	2,645
Houston Combined Utility System, Series B, 4.00%, 11/15/21	800	822
Houston Combined Utility System, Series B, 5.00%, 11/15/22	800	866
Houston Combined Utility System, Series B, 5.00%, 11/15/23	975	1,098
Houston Hotel Occupancy Tax & Special, 5.00%, 9/1/21	3,000	3,047
Houston Hotel Occupancy Tax & Special, 5.00%, 9/1/22	2,500	2,644
Houston Independent School Dist., Permanent School Fund, GO, 5.00%, 2/15/25	3,830	4,507
Love Field Airport Modernization, Southwest Airlines, 5.00%, 11/1/28 (1)	1,000	1,065
Lower Colorado River Auth., 5.00%, 5/15/21	1,725	1,742
Lower Colorado River Auth., 5.00%, 5/15/22 (Prerefunded 5/15/21) (2)	2,180	2,201
Lower Colorado River Auth., 5.00%, 5/15/23	725	800
Lower Colorado River Auth., 5.00%, 5/15/24	1,045	1,195

Lower Colorado River Auth., Series A, 5.00%, 5/15/21 (3)	2,025	2,045
Lower Colorado River Auth., Transmission Services, 5.00%, 5/15/24	280	320
Lower Colorado River Auth., Transmission Services, 5.00%, 5/15/25	1,000	1,179
North Texas Tollway Auth., Series A, 5.00%, 1/1/23	2,400	2,601
North Texas Tollway Auth., Series A, 5.00%, 1/1/24	10,000	10,853
North Texas Tollway Auth., Series A, 5.00%, 1/1/28	125	145
North Texas Tollway Auth., Series A, 5.00%, 1/1/30	1,650	1,909
North Texas Tollway Auth., Series A, 5.50%, 9/1/41 (Prerefunded 9/1/21) (2)	2,000	2,053
North Texas Tollway Auth., First Tier, Series 2014-A, 5.00%, 1/1/22 (3)	1,200	1,248
North Texas Tollway Auth., First Tier, Series 2016-A, 5.00%, 1/1/22	2,000	2,079
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/23	2,320	2,514
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/27	4,600	5,172
North Texas Tollway Auth., First Tier, Series B, 5.00%, 1/1/22	500	520
North Texas Tollway Auth., Second Tier, Series B, 5.00%, 1/1/24	4,670	5,057
North Texas Tollway Auth., Special Projects, Series D, 5.00%, 9/1/29 (Prerefunded 9/1/21) (2)	3,285	3,364
Plano Independent School Dist., Permanent School Fund, Series A, GO, 5.00%, 2/15/22	1,775	1,857
San Antonio, GO, 5.00%, 2/1/23	5,880	6,410
San Antonio Electric & Gas, 5.00%, 2/1/23	4,380	4,777
Tarrant County Cultural Ed. Fac. Fin., Series A, 5.00%, 11/15/21	925	953
Tarrant County Cultural Ed. Fac. Fin., Series A, 5.00%, 11/15/22	885	948
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series A, 5.25%, 12/15/25	2,500	3,000
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series D, 6.25%, 12/15/26	17,145	20,127
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/21	1,675	1,736
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/22	1,375	1,486
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/23	2,125	2,383
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/24	2,450	2,833
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/25	4,335	5,142

Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/26	5,250	6,381
Texas State Univ. System, Series A, 5.00%, 3/15/22	2,000	2,100
Texas State Univ. System, Series A, 5.00%, 3/15/23	1,000	1,096
Texas Transportation Commission State Highway Fund, Series A, 5.00%, 4/1/23	4,000	4,394
Texas Transportation Commission, First Tier, 5.00%, 10/1/23	7,325	8,208
Texas, Veterans, GO, VRDN, 0.06%, 12/1/51	2,000	2,000
		219,333
UTAH 0.8%		
Murray, IHC Health Services, Series D, VRDN, 0.01%, 5/15/37	2,470	2,470
Salt Lake City Airport, Series A, 5.00%, 7/1/23 (1)	4,975	5,478
Salt Lake City Airport, Series A, 5.00%, 7/1/26 (1)	1,155	1,390
Salt Lake City Airport, Series A, 5.00%, 7/1/27 (1)	2,030	2,494
Utah, Series B, GO, 5.00%, 7/1/24	4,250	4,901
		16,733
VIRGINIA 5.9%		
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/23	375	414
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/24	825	944
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/28	880	1,114
Chesapeake Bay Bridge & Tunnel Dist., First Tier General Resolution, BAN, 5.00%, 11/1/23	11,315	12,581
Fairfax County IDA, Inova Health, 5.00%, 8/15/23	6,100	6,531
Fairfax County IDA, Inova Health System, VRDN, 5.00%, 5/15/57 (Tender 5/15/23)	3,600	3,968
Fairfax County IDA, Inova Health System, Series D, 5.00%, 5/15/27	4,000	4,211
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/27	1,750	1,960
Greater Richmond Convention Center Auth., 5.00%, 6/15/24	225	255
Halifax County IDA, Electric & Power Project, Series A, VRDN, 0.45%, 12/1/41 (Tender 4/1/22)	3,175	3,175
Hampton Roads Sanitation Dist., Wastewater, Series A, 5.00%, 7/1/22	850	905
Hampton Roads Transportation Accountability Commission, Series A, BAN, 5.00%, 7/1/22	15,550	16,524
Norfolk Water, 5.00%, 11/1/22	5,000	5,404
Prince William County IDA, Novant Health, 5.00%, 11/1/26	1,870	1,995

Richmond Public Utility, Series A, 5.00%, 1/15/22	1,500	1,564
Virginia College Building Auth., 5.00%, 2/1/26 (Prerefunded 2/1/22) (2)	11,140	11,635
Virginia College Building Auth., 21st Century College & Equipment Programs, Series B, 5.00%, 2/1/24	9,400	10,661
Virginia College Building Auth., Public Higher Ed. Fin. Porgram, Series B, 5.00%, 9/1/23	4,000	4,470
Virginia College Building Auth., Public Higher Ed. Fin. Program, Series A, 5.00%, 9/1/21 (3)	1,935	1,981
Virginia College Building Auth., Public Higher Ed. Fin. Program, Series A, 5.00%, 9/1/21	110	113
Virginia Public Building Auth., Series B, 5.00%, 8/1/24	3,000	3,465
Virginia Public Building Auth., Series B, 5.00%, 8/1/25	1,325	1,583
Virginia Public Building Auth., Series B, 5.00%, 8/1/26	2,000	2,461
Virginia Public School Auth., 5.00%, 8/1/27	4,000	4,760
Virginia Public School Auth., Series B, 5.00%, 8/1/21	2,800	2,856
Virginia Public School Auth., 1997 Resolution, Series 2016B, 5.00%, 8/1/22	3,255	3,475
Virginia Public School Auth., 1997 Resolution, Series 2018B, 5.00%, 8/1/22	2,825	3,016
Virginia Transportation Board, Capital Projects, Series A, 5.00%, 5/15/22	775	820
Virginia Transportation Board, Federal Highway, GAN, 5.00%, 9/15/23	10,000	11,183
Virginia Transportation Board, Federal Transportation, 5.00%, 9/15/21	1,975	2,027
		126,051
WASHINGTON 1.8%		
Energy Northwest, Columbia Generating, Series A, 5.00%, 7/1/23	6,745	6,853
Port of Seattle, Series C, 5.00%, 4/1/21 (1)	1,125	1,129
Univ. of Washington, Series A, VRDN, 5.00%, 5/1/48 (Tender 5/1/22)	10,400	10,730
Washington, Series A-1, GO, 5.00%, 8/1/27	4,130	4,911
Washington Health Care Fac. Auth., Commonspirit Health, Series B-2, VRDN, 5.00%, 8/1/49 (Tender 8/1/25)	2,450	2,814
Washington Health Care Fac. Auth., Commonspirit Health, Series B-3, VRDN, 5.00%, 8/1/49 (Tender 8/1/26)	6,900	8,149
Washington, Various Purpose, Series A, GO, 5.00%, 8/1/21	3,450	3,520
		38,106

WISCONSIN 1.4%

Univ. of Wisconsin Hosp. & Clinics Auth., Series C, VRDN, 0.02%, 4/1/48	1,000	1,000
Wisconsin, Series 2, GO, 5.00%, 11/1/21	1,400	1,445
Wisconsin, Series 2011-2, GO, 5.00%, 11/1/22 (Prerefunded 11/1/21) (2)	11,250	11,613
Wisconsin, Series 2017-2, GO, 5.00%, 11/1/22	5,470	5,908
Wisconsin, Series A, GO, 5.00%, 5/1/23	4,175	4,603
Wisconsin Clean Water Fund Leveraged Loan Portfolio, 5.00%, 6/1/25 (Prerefunded 6/1/24) (2)	5,000	5,738
		30,307
Total Investments in Securities		
99.8% of Net Assets		
(Cost $2,084,804)		$ 2,145,323

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Interest subject to alternative minimum tax.

(2) Prerefunded date is used in determining portfolio maturity.

(3) Escrowed to maturity

(4) Insured by Financial Guaranty Insurance Company

(5) Insured by Assured Guaranty Municipal Corporation

(6) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $4,244 and represents 0.2% of net assets.

(7) When-issued security

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)

BAN Bond Anticipation Note

CDA Community Development Administration/Authority

CDFI Community Development Financial Institution

DFA Development Finance Authority

DOT Department of Transportation

EFA Educational Facility Authority

FRN Floating Rate Note

GAN Grant Anticipation Note

GO General Obligation

HCFFA Health Care Facilities Financing Authority

HEFA Health & Educational Facility Authority

HFA Health Facility Authority

HFFA Health Facility Financing Authority

HHEFA Health & Higher Educational Facility Authority

IDA Industrial Development Authority/Agency

The accompanying notes are an integral part of these financial statements.

February 28, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Short-Intermediate Fund (Investor Class), the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), and the Tax-Free Short-Intermediate Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund's net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs On February 28, 2021, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021 (although it is possible that publication of certain USD LIBOR settings may be extended to the end of June 2023). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,373,517,000 and $1,132,071,000, respectively, for the year ended February 28, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to differences between book/tax amortization policies.

Distributions during the years ended February 28, 2021 and February 29, 2020, totaled $29,895,000 and $31,622,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2021, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At February 28, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2021, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $207,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of February 28, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 34,412,351 shares of the Investor Class, representing 13% of the Investor Class's net assets.

The funds may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by each fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2021, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of February 28, 2021.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $30,042,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [191]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [191]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [191]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [191]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1992 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [191]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [191]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Tax-Free Short-Intermediate Fund	Principal Occupation(s)

Austin Applegate (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alisa Fiumara-Yoch, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dylan Jones, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph K. Lynagh, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Hugh D. McGuirk, CFA (1960) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,315,000 and $3,586,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 20, 2021